[CHASE LOGO]
THE RIGHT RELATIONSHIP IS EVERTHING(REGISTERED MARK).

                              NEW ISSUE TERM SHEET

   ANY INVESTMENT DECISION WTH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND
      PROSPECTUS RELATNG TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL
                      PROSPECTUS SUPPLEMENT AND PROSPECTUS.
    THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR
                              TERM SHEETS, IF ANY.

                                   ----------

                           $701,841,304 (APPROXIMATE)


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-3

                                   ----------

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP.--DEPOSITOR
                    THE CHASE MANHATTAN BANK--MASTER SERVICER
                     LENNAR PARTNERS, INC.--SPECIAL SERVICER


           GENERAL ELECTRIC CAPITAL CORPORATION--MORTGAGE LOAN SELLER
          HELLER FINANCIAL CAPITAL FUNDING, INC.--MORTGAGE LOAN SELLER
                 THE CHASE MANHATTAN BANK--MORTGAGE LOAN SELLER

                                   ----------

                        FOR FURTHER INFORMATION CONTACT:
                                 Scott Davidson
                                Managing Director
                              Chase Securities Inc.
                                  212-834-3813


CHASE SECURITIES INC.
 Book Running Manager      DEUTSCHE BANC ALEX. BROWN
                                                            SALOMON SMITH BARNEY


The analyses in this report are based upon information provided by General Electric Capital Corporation, Heller Financial Capital Funding, Inc. and The Chase Manhattan Bank (the "Sellers"). Chase Securities Inc., Deutsche Bank Securities Inc. and Salomon Smith Barney Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.


                               SEPTEMBER 15, 2000

[CHASE LOGO]
THE RIGHT RELATIONSHIP IS EVERTHING(REGISTERED MARK).

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                             SUMMARY OF CERTIFICATES

--------------------------------------------------------------------------------------------------------
        INITIAL CLASS
           CLASS                                                                            PRINCIPAL
         CERTIFICATE                  PASS-         ASSUMED       WEIGHTED                      OR
CLASS    BALANCE OR    APPROXIMATE   THROUGH         FINAL         AVERAGE      EXPECTED     NOTIONAL
          NOTIONAL        CREDIT       RATE       DISTRIBUTION       LIFE        RATINGS    PRINCIPAL
          AMOUNT(1)      SUPPORT   DESCRIPTION      DATE (5)     (YEARS)(6)    (S&P/FITCH)  WINDOW (6)
--------------------------------------------------------------------------------------------------------
 A-1    $120,206,000    23.875%        Fixed         8/15/08        5.70          AAA       10/00-8/08
 A-2    $470,971,530    23.875%        Fixed         9/15/10        9.62          AAA       8/08-9/10
  X     $776,587,888      N/A       WAC (I/O)(2)    12/15/19        9.15          AAA       10/00-12/19
  B     $36,887,925     19.125%     Fixed (3)        9/15/10        9.96           AA       9/10-9/10
  C     $31,063,515     15.125%     Fixed (3)        9/15/10        9.96           A        9/10-9/10
  D     $10,678,084     13.750%     Fixed (3)       10/15/10        10.01          A-       9/10-10/10
  E     $24,268,371     10.625%    Variable (4)     10/15/10        10.05         BBB       10/10-10/10
  F     $7,765,879      9.625%     Variable (4)     10/15/10        10.05         BBB-      10/10-10/10
  G     $30,092,781       N/A          Fixed           N/A           N/A          N/A         N/A
  H     $5,824,409        N/A       Fixed (3)          N/A           N/A          N/A         N/A
  I     $5,824,409        N/A       Fixed (3)          N/A           N/A          N/A         N/A
  J     $9,707,349        N/A       Fixed (3)          N/A           N/A          N/A         N/A
  K     $3,882,939        N/A       Fixed (3)          N/A           N/A          N/A         N/A
  L     $3,882,940        N/A       Fixed (3)          N/A           N/A          N/A         N/A
  M     $15,531,757       N/A       Fixed (3)          N/A           N/A          N/A         N/A
--------------------------------------------------------------------------------------------------------

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificates).

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C , Class D, Class H, Class I, Class J, Class K, Class L and Class M certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) minus ____% per annum.

(5) The assumed final distribution dates set forth have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date". The rated final distribution date for each class of certificates is October 15, 2032. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any) or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.


--------------------------------------------------------------------------------

COLLATERAL OVERVIEW:

Aggregate Principal Balance:                                $776,587,889
Number of Mortgage Loans:                                             97
Number of Mortgaged Properties:                                       99
Average Cut-Off Date Balance:                                 $8,006,061
Weighted Average Current Mortgage Rate:                           8.141%
Weighted Average Underwritten DSCR:                                1.35x
Weighted Average Loan-to-Value Ratio:                             70.43%
Weighted Average Original Term to Maturity                           119
(months):
Weighted Average Remaining Term to                                   116
Maturity (months):
Weighted Average Remaining Amortization                              348
Term (months):
Balloon Loans as a % of Total:                                    88.36%
APD Loans as a % of Total:                                         7.69%
Interest-only Loans as a % of Total:                               3.73%
Fully Amortizing Loans as a % of Total:                            0.22%
Single Largest Loan as a % of Total:                               6.18%
Three Largest Loans as a % of Total:                              14.21%
Ten Largest Loans as a % of Total:                                33.10%


                              AGGREGATE
                               CUT-OFF                 LOAN
 TEN LARGEST LOAN               DATE        % OF        PER      CUT-OFF              PROPERTY
     SUMMARY                   BALANCE      IPB       SF/UNIT      LTV      DSCR        TYPE
----------------------------------------------------------------------------------------------------
Le Meridien                  $47,969,31    66.18%     $97,104     58.14%    1.79x    Full-Service
                                                                                     Hotel
7700 Building                34,914,071     4.50                  72.74%    1.22x    Office
                                                         $167
30 Montgomery                27,451,993     3.53          $96     62.39%    1.32x    Office
Glenmont Gardens             27,442,709     3.53      $33,183     78.41%    1.23x    Multifamily
Holiday Inn Brookline        23,500,000     3.03     $104,444     68.31%    1.45x    Full-Service Hotel
Marbury Plaza Apartments     22,500,000     2.90      $33,284     74.26%    1.23x    Multifamily
Cambrian Apartments          18,771,232     2.42      $49,011     76.00%    1.25x    Multifamily
Two Bent Tree Tower          18,486,441     2.38         $107     78.67%    1.28x    Office
The Falls Apartments         18,154,724     2.34      $34,913     68.64%    1.20x    Multifamily
Danbury Green                17,890,343     2.30         $188     74.54%    1.32x    Anchored Retail
TOTAL/WEIGHTED AVERAGE     $257,080,828   233.10%                 69.74%    1.37X
----------------------------------------------------------------------------------------------------


                     NUMBER OF         AGGREGATE         % OF INITIAL
    STATE (1)         MORTGAGE         PRINCIPAL             POOL
                     PROPERTIES         BALANCE             BALANCE
------------------ --------------- ------------------- ------------------
California               20              $160,541,166              20.67%
Texas                    16               106,867,846              13.76
Georgia                  9                 72,296,167               9.31
Louisiana                2                 49,413,318               6.36
New Jersey               2                 41,710,194               5.37
Florida                  5                 40,858,356               5.26
Other States             45               304,900,842              39.26
TOTAL                    99              $776,587,889            100.00%
------------------ --------------- ------------------- ------------------

(1) The above table lists the states which have concentrations of mortgaged properties above 5%.

                                                                                    % OF
                                                   NUMBER OF        AGGREGATE      INITIAL
    PREPAYMENT PROVISIONS                          MORTGAGE         PRINCIPAL        POOL
                                                     LOANS           BALANCE       BALANCE
-------------------------------------------------------------------------------------------
Lockout period followed by defeasance                 93           $752,381,012      96.88%
Lockout period followed by yield maintenance                         24,206,877       3.12
TOTAL                                                 97           $776,587,889     100.00%
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

KEY CHARACTERISTICS:


Lead Manager:            Chase Securities Inc.
Master Servicer:         The Chase Manhattan Bank
Special Servicer:        Lennar Partners, Inc.
Trustee:                 State Street Bank and Trust Company
Mortgage Loan Sellers:   General Electric Capital Corporation (49%)
                         Heller Financial Capital Funding, Inc. (32%)
                         The Chase Manhattan Bank (19%)
Closing:                 On or about September 28, 2000
Cut-Off Date:            September 10, 2000
Distribution Date:       15th  day  of  each   month   or   following
                         business day
ERISA Eligible:          Classes A1, A2 and X are expected to be
                         ERISA eligible
SMMEA Eligible:          No classes are eligible
Structure:               Sequential Pay
Day Count:               30/360, payable monthly
Tax Treatment:           REMIC
Rated Final
Distribution Date:       October 15, 2032
Minimum Denominations:   10,000  initial  principal  amount  for  the
                         publicly offered  certificates and 1,000,000
                         initial  notional  amount  for  the  Class X
                         certificates.   Each   certificate  will  be
                         offered in  multiples  of 1 in excess of the
                         minimum denomination.
Delivery:                DTC, Clearstream Banking, Euroclear



CURRENT USE OF ALL           NUMBER OF        AGGREGATE      % OF INITIAL
     MORTGAGED                MORTGAGE        PRINCIPAL          POOL
    PROPERTIES               PROPERTIES        BALANCE          BALANCE
-------------------------- --------------- ---------------- ----------------
Office                           27           $250,079,615          32.20%
Multifamily                      19            188,869,017          24.32
Anchored Retail                  22            159,828,969          20.58
Full-Service Hotel                3             83,211,805          10.72
Manufactured Housing             11             33,754,020           4.35
Industrial                        5             28,788,038           3.71
Limited Service Hotel             6             18,296,364           2.36
Unanchored Retail                 3              8,884,153           1.14
Self Storage                      2              3,175,909           0.41
CTL                               1              1,700,000           0.22
TOTAL                            99           $776,587,889         100.00%
-------------------------- --------------- ---------------- ----------------




                       NUMBER OF        AGGREGATE      % OF INITIAL
 PROPERTY TYPE (1)      MORTGAGE        PRINCIPAL          POOL
                     LOANS/PROPERTIES    BALANCE          BALANCE
-------------------- --------------- ---------------- ----------------
Office                     27           $250,079,615          32.20%
Multifamily                19            188,869,017          24.32
Retail                     25            168,713,122          21.72
Hotel                      9             101,508,169          13.07
TOTAL                      80           $709,169,923          91.32%
-------------------- --------------- ---------------- ----------------

(1) Represents the property type concentrations in excess of 5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

[CHASE LOGO]
THE RIGHT RELATIONSHIP IS EVERYTHING(REGISTERED MARK).

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                              COLLATERAL STATISTICS

                               NUMBER OF
       RANGE OF DSCR           MORTGAGE            AGGREGATE       % OF INITIAL POOL
                           LOANS/PROPERTIES   PRINCIPAL BALANCE         BALANCE
--------------------------------------------------------------------------------------
  1.07x to 1.14x                  1/1               $6,760,700                  0.87%
  1.15x to 1.19x                  3/3                8,453,000                  1.09
  1.20x to 1.22x                 20/20             195,147,973                 25.13
  1.23x to 1.25x                 18/19             169,119,634                 21.78
  1.26x to 1.29x                 16/17              99,736,051                 12.84
  1.30x to 1.36x                 15/15             106,377,600                 13.70
  1.37x to 1.49x                 10/10              71,919,425                  9.26
  1.50x to 3.93x                 14/14             119,073,507                 15.33
  TOTAL                          97/99            $776,587,889                100.00%
                                                  $776,587,889
--------------------------------------------------------------------------------------

                               NUMBER OF          AGGREGATE
  RANGE OF LTV AS OF THE       MORTGAGE           PRINCIPAL       % OF INITIAL POOL
       CUT-OFF DATE        LOANS/PROPERTIES        BALANCE             BALANCE
--------------------------------------------------------------------------------------
  24.70% to 59.99%                18/18           $138,566,448               17.84%
  60.00% to 64.99%                 8/8              61,817,792                7.96
  65.00% to 68.99%                 4/4              48,198,658                6.21
  69.00% to 72.99%                16/16            119,320,915               15.36
  73.00% to 76.99%                23/23            192,773,277               24.82
  77.00% to 79.99%                22/23            186,875,519               24.06
  80.00% to 84.44%                 6/7              29,035,281                3.74
  TOTAL                           97/99           $776,587,889              100.00%
--------------------------------------------------------------------------------------

                                           NUMBER OF          AGGREGATE
    RANGE OF PRINCIPAL                     MORTGAGE           PRINCIPAL       % OF INITIAL POOL
  CUT-OFF DATE BALANCES                LOANS/PROPERTIES        BALANCE             BALANCE
--------------------------------------------------------------------------------------------------
  1,198,218 to 3,000,000                      28/29            $60,970,414                7.85%
  3,000,001 to 5,000,000                      26/27            102,624,108               13.21
  5,000,001 to 9,000,000                      12/12             79,746,120               10.27
  9,000,001 to 15,000,000                     15/15            176,028,871               22.67
  15,000,001 to 30,000,000                    14/14            274,334,989               35.33
  30,000,001 to 42,000,000                     1/1              34,914,071                4.50
  42,000,001 to 47,969,316                     1/1              47,969,316                6.18
  TOTAL                                       97/99           $776,587,889              100.00%
--------------------------------------------------------------------------------------------------


    RANGE OF REMAINING         NUMBER OF          AGGREGATE
TERM TO MATURITY OR APD        MORTGAGE           PRINCIPAL       % OF INITIAL POOL
        (MONTHS)           LOANS/PROPERTIES        BALANCE             BALANCE
--------------------------------------------------------------------------------------
  56 to 79                         2/2             $11,432,246                1.47%
  80 to 99                         9/9              76,851,778                9.90
  100 to 118                      34/34            291,270,118               37.51
  119 to 120                      50/52            377,179,023               48.57
  121 to 145                       1/1              18,154,724                2.34
  146 to 231                       1/1               1,700,000                0.22
  TOTAL                           97/99           $776,587,889              100.00%
--------------------------------------------------------------------------------------




                               NUMBER OF          AGGREGATE
    RANGE OF MORTGAGE          MORTGAGE           PRINCIPAL       % OF INITIAL POOL
         RATES             LOANS/PROPERTIES        BALANCE             BALANCE
--------------------------------------------------------------------------------------
  6.850% to 7.299%                 8/8             $67,351,778               8.67%
  7.300% to 7.899%                 6/6              63,670,942               8.20
  7.900% to 8.199%                20/21            231,230,189              29.78
  8.200% to 8.399%                27/27            178,519,535              22.99
  8.400% to 8.599%                23/24            184,633,095              23.77
  8.600% to 8.799%                 7/7              22,462,307               2.89
  8.800% to 8.970%                 6/6              28,720,043               3.70
  TOTAL                           97/99           $776,587,889             100.00%
--------------------------------------------------------------------------------------

                                                   AGGREGATE
    AMORTIZATION TYPES          NUMBER OF         PRINCIPAL       % OF INITIAL POOL
                            MORTGAGE LOANS         BALANCE             BALANCE
--------------------------------------------------------------------------------------
  Balloon Loans                    91             $686,176,084              88.36%
  APD Loans                         2               59,711,805               7.69
  Interest-only Loans               3               29,000,000               3.73
  Fully Amortizing Loans            1                1,700,000               0.22
  TOTAL                            97             $776,587,889             100.00%
--------------------------------------------------------------------------------------

                                                  AGGREGATE
   BASIS FOR ACCRUAL OF         NUMBER OF         PRINCIPAL       % OF INITIAL POOL
        INTEREST             MORTGAGE LOANS        BALANCE             BALANCE
--------------------------------------------------------------------------------------
  Actual/360                       96             767,087,889              98.78%
  30/360                            1               9,500,000                1.22
  TOTAL                            97             776,587,889             100.00%
--------------------------------------------------------------------------------------

[CHASE LOGO]
THE RIGHT RELATIONSHIP IS EVERYTHING(REGISTERED MARK).

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                SUMMARY OF ISSUE

     ISSUE TYPE:               Sequential pay multi-class commercial mortgage
                               REMIC

     OFFERED SECURITIES:       Classes A-1, A-2, X, B, C, D, E and F

     COLLATERAL:               Approximately $776,587,889 pool of 97 fixed-rate
                               commercial, multifamily and manufactured housing community mortgage loans

     LOAN SELLERS:             General Electric Capital Corporation, Heller
                               Financial Capital Funding, Inc. and The Chase
                               Manhattan Bank

     DEPOSITOR:                Chase Commercial Mortgage Securities Corp.

     UNDERWRITER:              Chase Securities Inc.--Book Running Manager

     MASTER SERVICER:          The Chase Manhattan Bank

     PRIMARY SERVICERS:        GE Capital Loan Services, Inc., Midland Loan
                               Services, Inc. and The Chase Manhattan Bank

     SPECIAL SERVICER:         Lennar Partners, Inc.

     TRUSTEE:                  State Street Bank and Trust Company

     RATING AGENCIES:          Standard & Poor's and Fitch

     CUT-OFF DATE:             September 10, 2000

     CLOSING DATE:             On or about September 28, 2000

     DISTRIBUTION              DATE: The 15th day of the month or, if that day
                               is not a business day, the next business day, beginning in October 2000, provided that the distribution date will be no earlier than the fourth business day after the related determination date.

     DETERMINATION DATE:       The 11th day of the month in which the related
                               distribution date occurs, or if the 11th day is not a business day, then the immediately following business day.

     DENOMINATIONS:            The offered certificates (other than the Class X
                               certificates) will be offered in minimum denominations of $10,000 initial principal amount; the Class X certificates will be offered in minimum denominations of $1,000,000 initial notional amount.

     ERISA CONSIDERATIONS:     Class A-1, Class A-2 and Class X certificates are
                               expected to be ERISA eligible, subject to certain conditions.

     SMMEA ELIGIBILITY:        No certificates are eligible.

     CERTIFICATE               REGISTRATION: Certificate owners may hold their
                               certificates through DTC (in the United States) or Clearstream Banking, societe anonyme or The
                               Euroclear System (in Europe) if they are participants of that system, or indirectly through organizations that are participants in those systems.

[CHASE LOGO]
THE RIGHT RELATIONSHIP IS EVERYTHING(REGISTERED MARK).

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                           STRUCTURAL CHARACTERISTICS


     INTEREST ACCRUAL PERIOD:  Interest will accrue on the offered certificates during the calendar month prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has 360 days.

     PASS-THROUGH RATES:       Certificates will accrue interest at an annual
                               rate called a pass-through rate which is set forth below for each class other than the Class
                               E, Class F and Class X certificates:

                                  Class A-1     [  ]%
                                  Class A-2     [  ]%
                                  Class B       [  ]% (1)
                                  Class C       [  ]% (1)
                                  Class D       [  ]% (1)


                           (1) For any distribution date, if the weighted
                               average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

                               If you invest in the Class E or Class F
                               certificates, your pass-through rate will be equal to the weighted average interest rate of the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees), less [ ]% per annum.

                               If you invest in the Class X certificates, your pass-through rate will be equal to the excess, if any, of (1) the weighted average interest rate of the mortgage loans (in each case adjusted, if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) over (2) the weighted average of the pass-through rates of the other certificates (other than the Class S, Class R and Class LR certificates) as described in the prospectus supplement.


     PRINCIPAL DISTRIBUTIONS:  On each distribution date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed to the class of certificates outstanding, with the earliest alphabetical/numerical Class designation, until its certificate balance is reduced to zero. If the principal amount of each class of certificates other than Class A-1 and Class A-2 has been reduced to zero, funds available for principal will be distributed to Class A-1 and Class A-2, pro rata, rather than sequentially.

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.




                               STRUCTURAL CHARACTERISTICS (continued)


     INTEREST DISTRIBUTIONS:   Each class of offered certificates (other than
                               the Class X certificates) will be entitled on each distribution date to interest accrued at its pass-through rate on the outstanding certificate balance of such class during the prior calendar month. The Class X certificates will be entitled on each distribution date to the interest accrued at the related pass-through rate on its notional amount during the prior calendar month.


     PREPAYMENT PROVISIONS:    Each mortgage loan prohibits any prepayments
                               (including defeasance) for a specified period of time after its date of origination (a "Lockout
                               Period"). In addition, each mortgage loan restricts voluntary prepayments in one of the following ways:

                               (1) 93 of the mortgage loans, representing approximately 96.9% of the Initial Pool Balance, permit only defeasance after the expiration of the Lockout Period; and

                               (2) 4 of the mortgage loans, representing approximately 3.1% of the Initial Pool Balance, requires that any principal prepayment made during a specified period of time after the Lockout Period (a "yield maintenance period"), be accompanied by a Yield Maintenance Charge.

     YIELD MAINTENANCE         On any Distribution Date, yield maintenance
     CHARGES:                  charges collected during the related Due Period
                               will be required to be distributed by the Trustee to the holders of the Class X certificates. No yield maintenance charges will be distributed to holders of any other class of certificates.

     REPRESENTATIONS           General Electric Capital Corporation, Heller
     AND WARRANTIES:           Financial Capital Funding, Inc. (backed by Heller
                               Financial, Inc.) and The Chase Manhattan Bank will make certain representations and warranties with respect to each mortgage loan sold by General Electric Capital Corporation, Heller
                               Financial Capital Funding, Inc. and The Chase
                               Manhattan Bank, respectively.

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                                                LE MERIDIEN

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------

                         ORIGINAL                      CUT OFF DATE    SINGLE ASSET/PORTFOLIO:     Single Asset

                                                                       PROPERTY TYPE:              Full-Service Hotel
PRINCIPAL BALANCE:       $48,000,000                    $47,969,316
                                                                       LOCATION:                   New Orleans, LA
% OF POOL BY IPB:        6.18%
                                                                       YEAR BUILT/RENOVATED:       1984/1999
ORIGINATOR:              GECC

LOAN DATE:               7/27/00                                       COLLATERAL:                 Located in the financial district
                                                                                                   directly across from the French
INTEREST RATE:           8.080%                                                                    Quarter walking distance to
                                                                                                   convention center.  The hotel
REMAINING AMORTIZATION:  323 months                                                                contains 494 rooms, an outdoor
                                                                                                   pool, a health club and a
MATURITY DATE:           8/1/10                                                                    restaurant.

BORROWER/SPONSOR:        LaSalle Hotel Properties
                                                                       CURRENT OCCUPANCY:          76.1%
CALL PROTECTION:         Lockout followed by defeasance
                                                                       UNDERWRITTEN NET CASH FLOW: $7,843,301
CROSS-COLLATERALIZATION: No
                                                                       APPRAISED VALUE:            $82,500,000
CASH MANAGEMENT:         Springing Hard Lockbox triggered at 1.40x
                         DSCR                                          APPRAISAL DATE:             7/1/00

RESERVES:                4% Monthly Replacement Reserve at             CUT-OFF DATE LOAN/ROOM:     $97,103.88
                         1.40x DSCR
                                                                       CUT-OFF DATE LTV:           58.14%

                                                                       BALLOON LTV:                50.03%

                                                                       UWNCF DSCR:                 1.79x

---------------------------------------------------------------------- -------------------------------------------------------------




                              [LE MERIDIEN PICTURE]

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                                   7700 BUILDING

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                           ORIGINAL                  CUT-OFF DATE      SINGLE ASSET/PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:         $34,940,000                $34,914,071      PROPERTY TYPE:              Office

% OF POOL BY IPB:          4.50%                                       LOCATION:                   Irvine, CA

ORIGINATOR:                Chase                                       YEAR BUILT:                 1989

LOAN DATE:                 6/27/00
                                                                       COLLATERAL:                 A nine-story multi-tenant office
INTEREST RATE:             8.500%                                                                  building which contains
                                                                                                   approximately 208,753 square feet
REMAINING AMORTIZATION:    358 months                                                              of net leasable area.  The three
                                                                                                   largest tenants are Chrysler
MATURITY DATE:             7/10/10                                                                 Motors Corporation, Genson, Even,
                                                                                                   Crandall and American Office
BORROWER/SPONSOR:          CGS Real Estate Company, Inc.                                           Centers.

CALL PROTECTION:           Lockout followed by defeasance              CURRENT OCCUPANCY:          98.3%

CROSS-COLLATERALIZATION:   No                                          UNDERWRITTEN NET CASH FLOW: $3,922,422

CASH MANAGEMENT:           No                                          APPRAISED VALUE:            $48,000,000

RESERVES:                  Monthly Replacement Reserve-$3,385          APPRAISAL DATE:             6/8/00

                                                                       CUT-OFF DATE LOAN/SF:       $167.25

                                                                       CUT-OFF DATE LTV:           72.74%

                                                                       BALLOON LTV:                65.95%

                                                                       UWNCF DSCR:                 1.22x
---------------------------------------------------------------------- -------------------------------------------------------------




                            [7700 BUILDING PICTURE]

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR SALES REPRESENTATIVE.

                                                   30 MONTGOMERY

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                         ORIGINAL                    CUT-OFF DATE      SINGLE ASSET/PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:       $27,935,320                  $27,451,993      PROPERTY TYPE:              Office
% OF POOL BY IPB:        3.53%
                                                                       LOCATION:                   Jersey City, NJ
ORIGINATOR:              Heller
                                                                       YEAR BUILT/RENOVATED:       1974/2000
LOAN DATE:               8/13/98
                                                                       COLLATERAL:                 A fifteen-story multi-tenant
INTEREST RATE:           6.850%                                                                    office building and adjoining
                                                                                                   parking garage. The building
REMAINING AMORTIZATION:  335 months                                                                contains approximately 286,302
                                                                                                   square feet of net leasable area.
MATURITY DATE:           8/1/08                                                                    The three largest tenants are
                                                                                                   Federal Home Loan Bank of NY,
BORROWER/SPONSOR:        Steve Denholtz, Jerold Zaro                                               Fred Alger & Co.,Inc. and Jersey
                                                                                                   City H.E.D.
CALL PROTECTION:         Lockout followed by defeasance
                                                                       CURRENT OCCUPANCY:          98.5%
CROSS-COLLATERALIZATION: No
                                                                       UNDERWRITTEN NET CASH FLOW: $2,909,157
CASH MANAGEMENT:         No
                                                                       APPRAISED VALUE:            $44,000,000
RESERVES:                Monthly Replacement Reserve-$4,745
                         TI/LC taken at Closing-$1,244,000             APPRAISAL DATE:             4/1/00

                                                                       CUT-OFF DATE LOAN/SF:       $95.88

                                                                       CUT-OFF DATE LTV:           62.39%

                                                                       BALLOON LTV:                55.39%

                                                                       UWNCF DSCR:                 1.32x
---------------------------------------------------------------------- -------------------------------------------------------------



                            [30 MONTGOMERY PICTURE]

                                                 GLENMONT GARDENS

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                          ORIGINAL                  CUT-OFF DATE       SINGLE ASSET/PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:        $27,500,000                $27,442,709       PROPERTY TYPE:              Multifamily
% OF POOL BY IPB:         3.53%
                                                                       LOCATION:                   Baltimore, MD
ORIGINATOR:               GECC
                                                                       YEAR BUILT:                 1972
LOAN DATE:                4/14/00
                                                                       COLLATERAL:                 An 827-unit apartment complex
INTEREST RATE:            7.930%                                                                   consisting of 72 two- and
                                                                                                   three-story garden style
REMAINING AMORTIZATION:   356 months                                                               buildings and 1 fifteen-story
                                                                                                   building. The complex contains 27
MATURITY DATE:            5/1/10                                                                   studios, 238 one-bedroom units,
                                                                                                   502 two-bedroom units and 60
BORROWER/SPONSOR:         Victor Posner                                                            three-bedroom units. Amenities
                                                                                                   include a swimming pool, an
CALL PROTECTION:          Lockout followed by defeasance                                           exercise room, a clubhouse, and a
                                                                                                   playground.
CROSS-COLLATERALIZATION:  No
                                                                       CURRENT OCCUPANCY:          91.2%
CASH MANAGEMENT:          No
                                                                       UNDERWRITTEN NET CASH FLOW: $2,965,712
RESERVES:                 Monthly Replacement Reserve-$15,545
                                                                       APPRAISED VALUE:            $35,000,000

                                                                       APPRAISAL DATE:             3/7/00

                                                                       CUT-OFF DATE LOAN/UNIT:     $33,183.44

                                                                       CUT-OFF DATE LTV:           78.41%

                                                                       BALLOON LTV:                70.26%

                                                                       UWNCF DSCR:                 1.23x
---------------------------------------------------------------------- -------------------------------------------------------------



                           [GLENMONT GARDENS PICTURE]

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.





                                               HOLIDAY INN BROOKLINE

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                          ORIGINAL                  CUT-OFF DATE       SINGLE ASSET/PORTFOLIO:      Single Asset

                                                                       PROPERTY TYPE:               Full-Service Hotel
PRINCIPAL BALANCE:        $23,500,000                $23,500,000
                                                                       LOCATION:                    Brookline, MA
% OF POOL BY IPB:         3.03%
                                                                       YEAR BUILT/RENOVATED:        1964/1994
ORIGINATOR:               Chase

LOAN DATE:                9/1/00                                       COLLATERAL:                  A full-service hotel and an
                                                                                                    adjacent first floor condominium
INTEREST RATE:            8.500%                                                                    unit operated as a garage.  The
                                                                                                    six-story hotel contains 225
REMAINING AMORTIZATION:   300 months                                                                units.

MATURITY DATE:            9/10/10                                      CURRENT OCCUPANCY :          79.0%

BORROWER/SPONSOR:         Gerald S. Fineberg                           UNDERWRITTEN NET CASH FLOW:  $3,288,764

CALL PROTECTION:          Lockout followed by defeasance               APPRAISED VALUE:             $34,400,000

CROSS-COLLATERALIZATION:  No                                           APPRAISAL DATE:              7/1/00

CASH MANAGEMENT:          No                                           CUT-OFF DATE/ROOM:           $104,444.44

RESERVES:                 Monthly Replacement Reserve-$38,164          CUT-OFF DATE LTV:            68.31%

                                                                       BALLOON LTV:                 57.22%

                                                                       UWNCF DSCR:                  1.45x
---------------------------------------------------------------------- -------------------------------------------------------------



                            [HOLIDAY INN BROOKLINE]

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                             MARBURY PLAZA APARTMENTS

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                         ORIGINAL                     CUT-OFF DATE     SINGLE ASSET/PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:       $22,500,000                   $22,500,000     PROPERTY TYPE:              Multifamily

% OF POOL BY IPB:        2.90%                                         LOCATION:                   Washington, DC

ORIGINATOR:              GECC                                          YEAR BUILT/RENOVATED:       1967/1999

LOAN DATE:               8/29/00                                       COLLATERAL:                 A 672-unit apartment complex
                                                                                                   consisting of 1 eleven-story
INTEREST RATE:           7.900%                                                                    building, 1 twelve-story
                                                                                                   building and 2 three-story
REMAINING AMORTIZATION:  360 months                                                                garden style buildings. The
                                                                                                   complex contains 67 studio
MATURITY DATE:           9/1/10                                                                    units, 339 one-bedroom units and
                                                                                                   266 two-bedroom units. Amenities
BORROWER/SPONSOR:        S. Donald Harlan, III, Stephen D. Harlan                                  available to residents include 2
                                                                                                   swimming pools, a parking
CALL PROTECTION:         Lockout followed by defeasance                                            garage, a playground, and a
                                                                                                   clubhouse.
CROSS-COLLATERALIZATION: No
                                                                       CURRENT OCCUPANCY:          93.8%
CASH MANAGEMENT:         No
                                                                       UNDERWRITTEN NET CASH FLOW: $2,410,068
RESERVES:                Monthly Replacement Reserve-$13,440
                                                                       APPRAISED VALUE:            $30,300,000

                                                                       APPRAISAL DATE:             7/27/00

                                                                       CUT-OFF DATE/UNIT:          $33,482.14

                                                                       CUT-OFF DATE LTV:           74.26%

                                                                       BALLOON LTV:                66.32%

                                                                       UWNCF DSCR:                 1.23x
----------------------------------------------------------------------  ------------------------------------------------------------




                       [MARBURY PLAZA APARTMENTS PICTURE]

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.




                                                CAMBRIAN APARTMENTS

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                         ORIGINAL                     CUT-OFF DATE     SINGLE ASSET/PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:       $18,785,000                   $18,771,232     PROPERTY TYPE:              Multifamily

% OF POOL BY IPB:        2.42%                                         LOCATION:                   Aurora, CO

ORIGINATOR:              GECC                                          YEAR BUILT/RENOVATED:       1982/2000

LOAN DATE:               6/6/00                                        COLLATERAL:                 A 383-unit apartment complex
                                                                                                   consisting of 17 three-story
INTEREST RATE:           8.530%                                                                    garden style buildings located
                                                                                                   in Aurora, Colorado. The complex
REMAINING AMORTIZATION:  358 months                                                                contains 148 one-bedroom units
                                                                                                   and 235 two-bedroom units.
MATURITY DATE:           7/1/10                                                                    Amenities include a swimming
                                                                                                   pool, a volleyball court, picnic
BORROWER/SPONSOR:        Wiener Family Partnership                                                 area, a fitness center and a
                                                                                                   clubhouse.
CALL PROTECTION:         Lockout followed by defeasance
                                                                       CURRENT OCCUPANCY:          95.8%
CROSS-COLLATERALIZATION: No
                                                                       UNDERWRITTEN NET CASH FLOW: $2,176,251
CASH MANAGEMENT:         No
                                                                       APPRAISED VALUE:            $24,700,000
RESERVES:                Monthly Replacement Reserve-$7,980
                                                                       APPRAISAL DATE:             5/4/00

                                                                       CUT-OFF DATE/UNIT:          $49,011.05

                                                                       CUT-OFF DATE LTV:           76.00%

                                                                       BALLOON LTV:                68.96%

                                                                       UWNCF DSCR:                 1.25x
---------------------------------------------------------------------- -------------------------------------------------------------




                          [CAMBRIAN APARTMENTS PICTURE]

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THE RIGHT RELATIONSHIP IS EVERYTHING(REGISTERED MARK).

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                                TWO BENT TREE TOWER

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                         ORIGINAL                    CUT-OFF DATE      SINGLE ASSET/PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:       $18,500,000                  $18,486,441      PROPERTY TYPE:              Office

% OF POOL BY IPB:        2.38%                                         LOCATION:                   Addison, TX

ORIGINATOR:              GECC                                          YEAR BUILT/RENOVATED:       1982/1998

LOAN DATE:               6/27/00                                       COLLATERAL:                 An eight-story multi-tenant
                                                                                                   office building and a two-level
INTEREST RATE:           8.530%                                                                    adjacent parking deck. The
                                                                                                   building contains approximately
REMAINING AMORTIZATION:  358 months                                                                172,513 square feet of net
                                                                                                   leasable area. The three largest
MATURITY DATE:           7/1/10                                                                    tenants are GE Capital Realty
                                                                                                   Group, Inc., Centex and
BORROWER/SPONSOR:        BT Tower II GP, LLC, Sabre Realty                                         Compupros.
                         Management, Inc.
                                                                       CURRENT OCCUPANCY:          93.0%
CALL PROTECTION:         Lockout followed by defeasance
                                                                       UNDERWRITTEN NET CASH FLOW: $2,184,350
CROSS-COLLATERALIZATION: No
                                                                       APPRAISED VALUE:            $23,500,000
CASH MANAGEMENT:         No
                                                                       APPRAISAL DATE:             6/1/00
RESERVES:                Monthly Replacement Reserve-$2,875
                         Monthly TI/LC-$16,200                         CUT-OFF DATE/SF:            $107.16

                                                                       CUT-OFF DATE LTV:           78.67%

                                                                       BALLOON LTV:                71.38%

                                                                       UWNCF DSCR:                 1.28x
---------------------------------------------------------------------- -------------------------------------------------------------



                         [TWO BENT TREE TOWER PICTURE]

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                               THE FALLS APARTMENTS

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                         ORIGINAL                      CUT-OFF DATE    SINGLE ASSET/PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:       $18,250,000                    $18,154,724    PROPERTY TYPE:              Multifamily

% OF POOL BY IPB:        2.34%                                         LOCATION:                   Duluth, GA

ORIGINATOR:              Chase                                         YEAR BUILT:                 1986

LOAN DATE:               11/18/99                                      COLLATERAL:                 A 520-unit apartment complex
                                                                                                   consisting of 31 two- and
INTEREST RATE:           7.890%                                                                    three-story buildings. The
                                                                                                   complex contains 236 one-bedroom
REMAINING AMORTIZATION:  351 months                                                                units and 284 two-bedroom units.
                                                                                                   Amenities include 2 swimming
MATURITY DATE:           6/10/12                                                                   pools, a spa, 2 tennis courts, a
                                                                                                   playground, a clubhouse, an
BORROWER/SPONSOR:        Associated Estates Realty Corporation                                     exercise/fitness room and 2
                                                                                                   laundry facilities.
CALL PROTECTION:         Lockout followed by defeasance
                                                                       CURRENT OCCUPANCY:          89.0%
CROSS-COLLATERALIZATION: No
                                                                       UNDERWRITTEN NET CASH FLOW: $1,913,642
CASH MANAGEMENT:         No
                                                                       APPRAISED VALUE:            $26,450,000
RESERVES:                Monthly Replacement Reserve-$9,521
                                                                       APPRAISAL DATE:             8/23/99

                                                                       CUT-OFF DATE/UNIT:          $34,912.93

                                                                       CUT-OFF DATE LTV:           68.64%

                                                                       BALLOON LTV:                58.67%

                                                                       UWNCF DSCR:                 1.20x
---------------------------------------------------------------------- -------------------------------------------------------------



                         [THE FALLS APARTMENTS PICTURE]

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                                   DANBURY GREEN

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                         ORIGINAL                      CUT-OFF DATE    SINGLE ASSET/PORTFOLIO:     Single Asset

                                                                       PROPERTY TYPE:              Anchored Retail
PRINCIPAL BALANCE:       $18,000,000                    $17,890,343
                                                                       LOCATION:                   Danbury, CT
% OF POOL BY IPB:        2.30%
                                                                       YEAR BUILT:                 1999
ORIGINATOR:              Heller

LOAN DATE:               9/30/99                                       COLLATERAL:                 An anchored retail shopping
                                                                                                   center. The shopping center
INTEREST RATE:           8.100%                                                                    contains approximately 95,358
                                                                                                   square feet of net leasable
REMAINING AMORTIZATION:  349 months                                                                area. The property is anchored
                                                                                                   by Grand Union, Lillian August,
MATURITY DATE:           10/1/09                                                                   and Staples.

BORROWER/SPONSOR:        Robert Elder                                  CURRENT OCCUPANCY:          96.8%

CALL PROTECTION:         Lockout followed by yield maintenance         UNDERWRITTEN NET CASH FLOW: $2,113,455

CROSS-COLLATERALIZATION: No                                            APPRAISED VALUE:            $24,000,000

CASH MANAGEMENT:         No                                            APPRAISAL DATE:             8/10/99

RESERVES:                Monthly Replacement Reserve-$382              CUT-OFF DATE/SF:            $187.61

                                                                       CUT-OFF DATE LTV:           74.54%

                                                                       BALLOON LTV:                67.35%

                                                                       UWNCF DSCR:                 1.32x
---------------------------------------------------------------------- -------------------------------------------------------------




                            [DANBURY GREEN PICTURE]




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